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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To BANK ONE CORPORATION:

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated January 17, 2001, included in BANK ONE CORPORATION'S Form 10-K for the year ended December 31, 2000 and to the reference to our Firm under the caption "Experts" included in this Form S-3 Registration Statement.


                                             /s/ Arthur Andersen LLP




Chicago, Illinois,
October 3, 2001